TRI-CONTINENTAL CORPORATION


To the Stockholders:

     The tragic events of September 11 shook the entire world, and J. & W. Seligman & Co. Incorporated was no exception. We were shocked and saddened by the devastation and loss of life that took place just miles from our offices in New York City, as well as at the Pentagon and in Pennsylvania. Our heartfelt condolences go out to our many friends, colleagues, neighbors, and others who were personally affected.

     Even as we struggle to cope with a changed world, the business of our country goes on. During the third quarter of 2001, in response to weakness in the US economy and generally poor corporate earnings, the stock market was volatile. For the three months ended September 30, 2001, Tri-Continental Corporation returned -15.13% based on net asset value and -15.62% based on market price, compared with -15.16% for the Lipper Closed-End Growth & Income Funds Average and -14.68% for the Standard & Poor's 500 Composite Stock Index (S&P 500).

     The terrorist attacks came at a time of continued difficulties in the manufacturing sector, increasing unemployment, and weakening consumer confidence. In their immediate aftermath, the US economy virtually shut down, as airplanes were grounded, businesses were idle, and the stock market closed for four days. As a result, the economy suffered significant short-term damage, particularly in travel-related industries. Not surprisingly, there has also been a heightened sense of uncertainty on the part of businesses and consumers.

     The response from the Federal Reserve Board and the federal government was quick and decisive. On September 17, the Fed cut interest rates 50 basis points, followed by two additional 50-basis-point cuts on October 2 and November 6. Rates now stand at a 39-year low, and the Fed hopes the resulting increase in liquidity will provide a boost to the economy. The federal government is developing an economic stimulus package that will likely include both increased spending and new tax cuts.

     The American people and our economy have, in past crises, proven remarkably resilient. The September 11 tragedy hurt our economy in the short term, but we believe that the long-term productive capacity of the US economy remains unchanged. We expect continued stock market volatility in the coming months, but, in our view, current stock prices largely reflect the increased uncertainty. We believe that the economy will respond favorably in 2002 to the combination of monetary and fiscal stimulus measures.

     We are pleased to announce that Co-Portfolio Manager Rodney Collins is being joined by Ben-Ami Gradwohl and David Guy. All three are members of the Seligman Disciplined Investment Group, recently formed by the merger of two existing investment teams at J. & W. Seligman. This merger will increase the investment resources available to Tri-Continental, and we are confident that this will improve investment performance going forward.

     During its long history, Tri-Continental Corporation has weathered other national crises, such as the Great Depression, World War II, and the oil embargo of the 1970s. We feel confident that Tri-Continental's time-tested philosophy of relying on fundamental research, owning high-quality companies, and maintaining a long-term investment perspective will serve Stockholders well as we face the challenges that lie ahead.

     Thank you for your continued support of Tri-Continental Corporation. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman


                                    /s/ Brian T. Zino

                                    Brian T. Zino
                                    President



November 6, 2001

TRI-CONTINENTAL CORPORATION
PORTFOLIO MANAGER DISCUSSION


HOW DID TRI-CONTINENTAL CORPORATION PERFORM DURING THE THIRD QUARTER OF 2001?

   For the three months ended September 30, 2001, Tri-Continental Corporation posted a total return of -15.13% based on net asset value and -15.62% based on market price. This compares to a -15.16% total return for the Lipper Closed-End Growth & Income Funds Average and -14.68% for the Standard and Poor's 500 Composite Stock Index (S&P 500).

WHAT ECONOMIC AND MARKET FACTORS AFFECTED TRI-CONTINENTAL'S RESULTS IN THE THIRD QUARTER?

   Even before the September 11 terrorist attacks, the US economy was weak. The manufacturing sector continued to contract, corporate profits were lackluster, unemployment inched upward, and consumer confidence began to waver. The interest rate cuts that the Federal Reserve Board began implementing in January 2001 appeared to have limited stimulative effect on the economy, but the cuts were useful in that they reduced the cost of debt for businesses. There was also evidence that high inventory levels were being reduced, an important factor in the willingness of companies to expand their businesses. Immediately following the attacks, the stock market was closed for four days. When it reopened, stocks dropped sharply, but they soon rebounded to near pre-attack levels. In response to the economic damage caused by the attacks, the Fed cut rates 50 basis points on September 17, and followed that up with additional 50-basis-point cuts on October 2 and November 6. In addition, Congress started work on a fiscal stimulus package intended to encourage investment by businesses and spending by consumers.

WHAT WAS YOUR INVESTMENT STRATEGY?

   In the wake of September 11, uncertainty increased, and both business and consumer spending were dampened. We do not believe, however, that the overall outlook for the US economy has changed significantly, and, therefore, we have not altered our investment focus. Tri-Continental's portfolio continues to be positioned to anticipate a rebound in the US economy, which we believe will occur during the first half of 2002. This means that we are emphasizing sectors such as technology, capital goods, and other areas that typically perform well as economic activity accelerates. There is no doubt that the terrorist attacks caused economic damage, and that travel-related industries and already-weak companies were impacted the most. However, Tri-Continental's portfolio is made up of established companies with global operations, strong earnings, and healthy cash flow. We believe that this offers the portfolio a measure of protection in these uncertain times. Tri-Continental has consistently owned the type of high-quality companies that, in our view, will continue to attract investors.


A TEAM APPROACH

Tri-Continental Corporation is managed by the Seligman Disciplined Investment Group, headed by Rodney Collins, Ben-Ami Gradwohl, and David Guy. They are assisted by a group of seasoned professionals who are responsible for research and trading consistent with Tri-Continental's investment objective. Group members include Jackson Chow, Amy Fujii, Ray Lam, Michael McGarry, John Roth, Hendra Soetjahja, Brian Turner, and Nancy Wu.



                                                           (CONTINUED ON PAGE 4)
2

TRI-CONTINENTAL CORPORATION

   INVESTMENT RESULTS PER COMMON SHARE

   TOTAL RETURNS
   FOR PERIODS ENDED SEPTEMBER 30, 2001

                                                                                      Average Annual
                                                                     ------------------------------------------------
                                             Three           Nine           One            Five              10
                                             Months*        Months*         Year           Years            Years
                                           --------        --------        -----           -----            -----
           MARKET PRICE**                  (15.62)%        (12.34)%       (19.87)%          8.29%           9.49%

           NET ASSET VALUE**               (15.13)         (18.83)        (24.91)           6.95            9.96

           LIPPER CLOSED-END
             GROWTH & INCOME
             FUNDS AVERAGE***              (15.16)         (16.27)        (18.15)           8.38           10.37

           S&P 500***                      (14.68)         (20.39)        (26.62)          10.22           12.70


   PRICE PER SHARE



                                     September 30, 2001     June 30, 2001      March 31, 2001     December 31, 2000
                                     -------------------   ---------------    ----------------   -------------------
           MARKET PRICE                    $18.30              $21.77             $20.66               $21.1875

           NET ASSET VALUE                  20.69               24.47              23.30                25.87


   DIVIDEND AND CAPITAL GAIN INFORMATION
   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001


                                                                            Capital Gain (Loss)
                                                         ------------------------------------------------------
                                       Dividend Paid+            Paid           Realized         Unrealized
                                       ---------------       -----------       -----------     -------------
                                            $0.21              $0.103++          $(0.55)          $(1.78)+++


-------------------------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in Tri-Continental Corporation is not insured by the Federal Deposit Insurance Corporation or any other government agency.

*    Returns for periods of less than one year are not annualized.

** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.

*** The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. Investors cannot invest directly in an index or an average.

+    Preferred Stockholders were paid dividends totaling $1.875 per share.

++ Represents realized capital gains from 2000, which were paid on June 21, 2001.

+++ Represents the per share amount of net unrealized depreciation of portfolio securities as of September 30, 2001.

-------------------------------------------------------------------------------
                                                                              3

TRI-CONTINENTAL CORPORATION

WHAT SECTORS OF THE PORTFOLIO MOST POSITIVELY CONTRIBUTED TO TRI-CONTINENTAL'S PERFORMANCE?

   Given the continued weakness in the US economy, Tri-Continental's strongest performers during the third quarter tended to be stocks in defensive areas. Health care, energy, and conservative telecommunications stocks made positive contributions to performance during the three-month period.

WHAT SECTORS OF THE PORTFOLIO DETRACTED FROM PERFORMANCE?

   The weakest performer in Tri-Continental's portfolio during the third quarter was technology. The technology sector continues to suffer from reduced demand caused by the slowdown in capital spending by businesses. Capital goods also performed poorly during the period under review. These are both areas that traditionally do well during an economic recovery, however. Because we anticipate a recovery in 2002, we feel it is important for Tri-Continental's portfolio to have exposure to these areas, since they will likely be the first to benefit when the economy begins to accelerate.

WHAT IS YOUR OUTLOOK?

   While the events of September 11 were an economic jolt that created a great deal of uncertainty for investors, we do not believe that they substantially changed the economic outlook in the US, nor did they significantly weaken the prospects for an economic recovery in 2002. In fact, these events likely expedited the slowdown that was already taking place. We do believe, however, that the uncertainty caused by these events will lead to increased stock market volatility over the coming months. At the same time, we think there is good reason for optimism. One reason is the proactive stance of the Fed and its clear willingness to take decisive measures to promote economic growth. The Fed has been aggressively reducing interest rates since the beginning of 2001, with cuts now totaling 450 basis points. We believe, and history has shown, that increased liquidity in the marketplace is an important factor in generating an economic rebound. On the fiscal side, the economic stimulus package being put together in Congress, which will likely include both government spending and tax breaks, should contribute to a rebound in economic activity. Historically, a rise in unemployment has signaled that the economy is bottoming out, and this is what we believe is happening now. The slowdown of the past year has been difficult for many businesses, but it has also forced them to become leaner, to reduce inventories, and to rationalize business plans. We think that these trends will lead to improved profitability and earnings growth. Lower energy prices will also help companies' profit margins. As corporate earnings improve, the stock market should follow suit. While it is impossible to time the market precisely, we believe that we have positioned Tri-Continental's portfolio to benefit from the expected upturn.

TRI-CONTINENTAL CORPORATION

LARGEST PORTFOLIO CHANGES
JULY 1 TO SEPTEMBER 30, 2001


LARGEST PURCHASES                          LARGEST SALES
Sprint PCS Group*                          Adelphia Communications Corporation Class "A"**
Jabil Circuit, Inc.                        St. Jude Medical, Inc.
Coca-Cola Company*                         Agilent Technologies, Inc.**
EMC Corporation                            Citrix Systems, Inc.
VERITAS Software Corporation*              Mead Corporation (The)**
AOL Time Warner Inc.                       Williams Communications Group, Inc.**
Starwood Hotels & Resorts Worldwide, Inc.
Viacom Inc. Class "B"
Interpublic Group of Companies Inc.*

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.



------------------
 * Position added during the period.
** Position eliminated during the period.

10 LARGEST EQUITY HOLDINGS
SEPTEMBER 30, 2001

 SECURITY                                          VALUE
 -------                                       ------------
 Microsoft Corporation                          $97,503,727
 General Electric Company                        96,162,000
 Baxter International Inc.                       94,157,520
 Pitney Bowes Inc.                               77,202,200
 St. Jude Medical, Inc.                          76,794,055
 Pfizer Inc.                                     75,652,660
 American International Group, Inc.              74,248,200
 Verizon Communications                          73,363,528
 Exxon Mobil Corporation                         70,920,000
 SBC Communications, Inc.                        70,372,778

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (unaudited)                        September 30, 2001

                                                      Shares            Value
                                                    ---------        ---------
COMMON STOCKS - 89.0%
BASIC MATERIALS - 0.5%
Masco Corporation                                     651,900      $  13,324,836
                                                                    ------------
BIOTECHNOLOGY - 0.6%
Genentech, Inc.*                                      345,700      $  15,210,800
                                                                    ------------
BUSINESS SERVICES - 0.1%
Interpublic Group of
   Companies, Inc.                                    165,700      $   3,380,280
                                                                    ------------
COMMUNICATION
   EQUIPMENT - 1.3%
CIENA Corporation*                                    198,600      $   2,042,601
JDS Uniphase Corporation*                             331,450          2,096,421
Lucent Technologies, Inc.                             990,000          5,672,700
Nortel Networks
   Corporation (CANADA)                               881,550          4,945,496
QUALCOMM Inc.*                                        415,000         19,724,950
                                                                    ------------
                                                                   $  34,482,168
                                                                    ------------
COMMUNICATIONS - 8.1%
AT&T Corp.                                          1,334,500      $  25,755,850
SBC Communications, Inc.                            1,493,480         70,372,778
Sprint FON Group                                      750,000         18,007,500
Sprint PCS Group*                                   1,292,500         33,979,825
Verizon Communications                              1,355,822         73,363,528
                                                                    ------------
                                                                   $ 221,479,481
                                                                    ------------
CONSUMER GOODS AND
   SERVICES - 5.1%
AOL Time Warner Inc.*                               1,072,900      $  35,512,990
Coca-Cola Company                                     586,500         27,477,525
Kraft Foods Inc. Class "A"*                         1,240,000         42,618,800
PepsiCo, Inc.                                         680,800         33,018,800
                                                                    ------------
                                                                   $ 138,628,115
                                                                    ------------
DRUGS AND HEALTH
   CARE - 15.3%
Abbott Laboratories                                 892,100        $  46,255,385
American Home Products
   Corporation                                        705,800         41,112,850
Baxter International Inc.                           1,710,400         94,157,520
Bristol-Myers Squibb Company                          556,700         30,930,252
Johnson & Johnson                                     915,200         50,702,080
Pfizer Inc.                                         1,886,600         75,652,660
St. Jude Medical, Inc.*                             1,121,900         76,794,055
                                                                    ------------
                                                                    $415,604,802
                                                                    ------------
ELECTRIC AND GAS
   UTILITIES - 3.0%
Calpine Corporation*                                1,012,400      $  23,092,844
Dynegy Inc. Class "A"                                 755,000         26,160,750
El Paso Corporation                                   796,855         33,109,325
                                                                    ------------
                                                                   $  82,362,919
                                                                    ------------
ELECTRONIC
   TECHNOLOGY - 10.3%
Agere Systems Inc. Class "A"*                       5,754,800      $  23,767,324
Analog Devices, Inc.*                               1,002,300         32,775,210
Cisco Systems, Inc.*                                1,475,000         17,958,125
Compaq Computer Corporation                         1,944,100         16,155,471
EMC Corporation*                                    1,424,600         16,739,050
Intel Corporation                                   2,047,800         41,846,793
International Business
   Machines Corporation                               614,950         56,759,885
Jabil Circuit, Inc.*                                1,215,700         21,761,030
Micron Technology, Inc.*                              497,500          9,367,925
Novellus Systems, Inc.*                               680,500         19,438,483
Palm, Inc.*                                         1,321,750          1,936,364
Xilinx, Inc.*                                         937,600         22,042,976
                                                                    ------------
                                                                   $ 280,548,636
                                                                    ------------
ENERGY - 6.6%
Baker Hughes, Inc.                                    530,500      $  15,357,975
BP plc (ADRs) (UNITED KINGDOM)                        742,550         36,511,184
Exxon Mobil Corporation                             1,800,000         70,920,000
Royal Dutch Petroleum
   Company (NY shares)
   (NETHERLANDS)                                      636,500         31,984,125
Schlumberger Ltd.                                     534,900         24,444,930
                                                                    ------------
                                                                    $179,218,214
                                                                    ------------

FINANCE AND
   INSURANCE - 14.0%
American International
   Group, Inc.                                      951,900 $         74,248,200
Bank of New York
   Company, Inc.                                    1,363,000         47,705,000
Chubb Corporation (The)                               904,000         64,554,640
Citigroup Inc.                                      1,650,000         66,825,000
Fannie Mae                                            726,500         58,163,590
Merrill Lynch & Co.
   Incorporated                                       560,000         22,736,000
XL Capital Ltd. Class "A"
   (BERMUDA)                                          600,000         47,400,000
                                                                    ------------
                                                                    $381,632,430
                                                                    ------------
-----------------
See footnotes on page 7.

TRI-CONTINENTAL CORPORATION                                   September 30, 2001

                                                        Shares          Value
                                                       ------------   ---------

LEISURE AND HOTELS - 0.7%
Starwood Hotels & Resorts Worldwide, Inc.               878,100    $   9,318,200
                                                                    ------------
MACHINERY AND INDUSTRIAL EQUIPMENT - 5.8%
General Electric Company                              2,585,000    $  96,162,000
United Technologies Corporation                       1,334,550       62,056,575
                                                                    ------------
                                                                   $ 158,218,575
                                                                    ------------
MEDIA - 2.6%
Clear Channel Communications, Inc.*                     276,600    $  10,994,850
Comcast Corporation Class "A"*                        1,230,600       44,147,775
Viacom Inc. Class "B"*                                  483,500       16,680,750
                                                                    ------------
                                                                   $  71,823,375
                                                                   -------------
OFFICE EQUIPMENT - 2.9%
Pitney Bowes Inc.                                     2,021,000    $  77,202,200
                                                                    ------------
RETAIL TRADE - 5.9%
Costco Wholesale Corporation*                           832,800    $  29,626,860
Home Depot, Inc. (The)                                  691,100       26,517,507
Limited Inc. (The)                                    1,922,600       18,264,700
May Department Stores Company                           904,800       26,257,296
Wal-Mart Stores, Inc.                                 1,216,650       60,224,175
                                                                    ------------
                                                                    $160,890,538
                                                                    ------------
TECHNOLOGY SERVICES - 6.2%
Citrix Systems, Inc.*                                   680,350    $  13,467,528
Electronic Data Systems Corporation                     669,950       38,575,721
Microsoft Corporation*                                1,905,300       97,503,727
Oracle Corporation*                                   1,053,200       13,254,522
VERITAS Software Corporation*                           365,800        6,743,523
                                                                    ------------
                                                                    $169,545,021
TOTAL COMMON STOCKS
   (Cost  $2,652,007,890)                                         $2,422,870,590
                                                                  --------------
TRI-CONTINENTAL FINANCIAL
   DIVISION+ - 0.3%
   (Cost $9,260,341)                                               $   7,912,137
                                                                    ------------

                                                   Principal
                                                    Amount             Value
                                               ----------------    -------------
FIXED TIME DEPOSITS - 10.5%
Bank of Montreal, Grand Cayman
    3.375%, 10/1/01                              $   47,000,000   $   47,000,000
Bayerische Hypo-und Vereinsbank,
   Grand Cayman
    3.375%, 10/1/01                                  73,000,000       73,000,000
BNP Paribas, Grand Cayman
    3.375%, 10/1/01                                  70,000,000       70,000,000
HSBC Bank USA, Grand Cayman
    3.25%, 10/1/01                                   44,000,000       44,000,000
Rabobank Nederland, Grand Cayman
    3.375%, 10/1/01                                  50,500,000       50,500,000
                                                                  --------------
TOTAL FIXED TIME DEPOSITS
    (Cost $284,500,000)                                           $  284,500,000
                                                                  --------------
TOTAL INVESTMENTS - 99.8%
    (Cost $2,945,768,231)                                         $2,715,282,727
OTHER ASSETS LESS LIABILITIES - 0.2%                                   6,123,321
                                                                  --------------
NET INVESTMENT ASSETS - 100.0%                                    $2,721,406,048
                                                                  ==============
--------------
*    Non-income producing security.

+    Restricted security.

Note: Investments in common stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and ask prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

TRI-CONTINENTAL CORPORATION

STOCKHOLDER SERVICES

   Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE PLAN. Stockholders may automatically purchase additional shares with dividends and capital gains. There isno charge for this service. Stockholders may alsopurchase addi- tional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction.

AUTOMATIC CASH WITHDRAWAL PLAN. Stockholders who hold common shares with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA). Stockholders who have earned income and are under age 70 1/2 may contribute up to $2,000 per year to a Traditional IRA for 2001. A working or non-working spouse may also contribute up to $2,000 to a separate Traditional IRA for 2001. The $2,000 limit will increase in accordance with an established schedule. For 2002, the limit will be $3,000. Also, beginning in 2002, individuals who reach age 50 prior to the end of a taxable year may make additional "catch-up contributions" to a Traditional IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Contributions to a Traditional IRAmay be deductible or non-deductible. If you are NOT covered by an employer's retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be deductible if your modified adjusted gross income (MAGI) in 2001 is less than $33,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $53,000. If one spouse does not work or is not covered by a retirement plan, that spouse's contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

ROLLOVER IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

ROTH IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $2,000 per year to a Roth IRAprovided you have earned income and meet the eligibility requirements. The $2,000 limit will increase in accordance with an established schedule. For 2002, the limit will be $3,000. Also, beginning in 2002, individuals who reach age 50 prior to the end of a taxable year may make additional "catch-up contributions" to a Roth IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Your MAGI must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. Total contributions to a Roth IRA and a Traditional IRA cannot exceed $2,000 for 2001. Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59 1/2, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70 1/2 (if you have earned income), and you are not required to take minimum distributions at age 70 1/2. If your MAGI is less than $100,000, you may convert an existing Traditional IRAto a Roth IRAto take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA when converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

TRI-CONTINENTAL CORPORATION

RETIREMENT PLANNING -- QUALIFIED PLANS. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 25% of earned income (reduced by plan contributions), to a maximum of $35,000 per participant for 2001. This maximum will be increased to $40,000 for 2002 (subject to further adjustment to reflect cost of living increases). For retirement plan purposes, no more than $170,000 may be taken into account as earned income under the plan in 2001. This limit will be increased to $200,000 for 2002 (subject to further adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer's retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director's fees.

RETIREMENT PLAN SERVICES provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

GIFTS FREE OF FEDERAL TAX are often made using Tri-Continental Common Stock. You may give as much as $10,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $20,000 a year.

STOCK REPURCHASE PROGRAM. On November 17, 2000, the Board of Directors authorized the renewal of Tri-Continental's ongoing share repurchase program. The program authorizes the Corporation to repurchase up to 7.5% of the Corporation's shares over a 12-month period, provided that the discount of a share's market price to its net asset value ("NAV") remains wider than 10%. The Board's decision benefits all stockholders, allowing them to continue to enjoy the advantages of Tri-Continental's closed-end structure, while increasing the NAV of the Corporation's outstanding shares.

   Between November 17, 2000 and September 30, 2001, 4.5 million shares were repurchased. This is approximately 3.7% of the shares outstanding at the beginning of the period. The repurchase of additional shares is expected to continue between October and November 2001, as long as the discount remains above 10%.

TRI-CONTINENTAL CORPORATION

For information about your Corporation, write to Corporate Communications, J.& W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017. If you want information about your investment account, write to Stockholder Services, Seligman Data Corp., at the same address. You may also call Stockholder Services at the telephone number listed below.

IMPORTANT TELEPHONE NUMBERS


STOCKHOLDER                                RETIREMENT PLAN                           24-HOUR AUTOMATED
SERVICES                                   SERVICES                                  TELEPHONE ACCESS SERVICE
(800) TRI-1092                             (800) 445-1777                            (800) 622-4597
(8:30 a.m. to 6:00 p.m. Eastern Time)      (8:30 a.m. to 6:00 p.m. Eastern Time)


               212-682-7600 OUTSIDE THE CONTINENTAL UNITED STATES
10

TRI-CONTINENTAL CORPORATION
INVESTS TO PRODUCE
FUTURE GROWTH OF BOTH
CAPITAL AND INCOME,
WHILE PROVIDING REASONABLE
CURRENT INCOME.




                           TRI-CONTINENTAL CORPORATION
                                   MANAGED BY

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017


THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF STOCKHOLDERS OR THOSE WHO HAVE RECEIVED THE CURRENT PROSPECTUS COVERING SHARES OF COMMON STOCK OF TRI-CONTINENTAL CORPORATION, WHICH CONTAINS INFORMATION ABOUT MANAGEMENT FEES AND OTHER COSTS.

                                                                    CETRI3c 9/01




                            THIRD QUARTER REPORT 2001

                                 TRI-CONTINENTAL
                                   CORPORATION

                         AN INVESTMENT YOU CAN LIVE WITH